Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 2002 included in The Children's Place Retail Stores Inc. Form 10-K for the fiscal year ended February 2, 2002 and to all references to our Firm included in this registration statement.

                                               /S/ ARTHUR ANDERSEN LLP

     New York, New York
     May 15, 2002